UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) — July 25, 2007
First Albany Companies Inc.
(Exact Name of Registrant as Specified in its charter)

New York	0-14140	22-2655804

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
677 Broadway, Albany, New York 12207
(Address of Principal Executive Offices) (Zip Code)
(518) 447-8500
(Registrant’s telephone number, including area code)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
As previously announced, First Albany Companies Inc., a New York corporation (the “Company”) and its subsidiary First Albany Capital Inc., a New York corporation (“First Albany Capital”), entered into an Asset Purchase Agreement with DEPFA BANK plc, an Irish public limited company (“DEPFA”) dated as of March 6, 2007 (the “Asset Purchase Agreement”) pursuant to which the Company agreed to sell the assets of the Municipal Capital Markets Group of First Albany Capital and the name “First Albany” to DEPFA for $12 million in cash and the related purchase by DEPFA of First Albany Capital’s municipal bond inventory (the “DEPFA Transaction”). The Asset Purchase Agreement was previously filed as Exhibit 10.29 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2007.
On July 25, 2007, the Company, First Albany Capital and DEPFA entered into two waiver letter agreements pursuant to which DEPFA waived certain provisions of the Asset Purchase Agreement at the request of the Company, and the Company and First Albany Capital waived certain provisions of the Asset Purchase Agreement at the request of DEPFA.
DEPFA Waiver
On July 25, 2007, the Company and First Albany Capital entered into a Notice and Waiver Letter Agreement with DEPFA (the “DEPFA Waiver”), pursuant to which DEPFA agreed to waive the condition in the Asset Purchase Agreement requiring that the Company include, in connection with the sale of the name “First Albany”, an amendment to its certificate of incorporation changing its corporate name to a name that does not include the words “First Albany” or “FA” or any derivatives thereof (the “Charter Amendment”) as a management proposal to be voted on by the shareholders at its next annual meeting, to be held no later than June 30, 2007. This waiver allows the Company to hold its annual meeting of shareholders after June 30, 2007, without including the Charter Amendment, and still comply with the terms of the Asset Purchase Agreement. The Charter Amendment is expected to be voted on by the Company’s shareholders at a special meeting following the annual meeting.
In addition, the DEPFA Waiver provides that on the tenth business day following the satisfaction or waiver of the closing conditions in the Asset Purchase Agreement, the Company shall cause its subsidiaries to change their corporate names to a name that does not include the words “First Albany” or “FA” or any derivative thereof and the Company shall cause its business to be operated under a trade name that does not include the name “First Albany” or “FA” or any derivatives thereof.
Pursuant to the DEPFA Waiver, DEPFA also waived the provision in the Asset Purchase Agreement requiring First Albany Capital to maintain Tentative Net Capital (as defined in the Asset Purchase Agreement) of not less than $18,000,000, in exchange for First Albany Capital providing DEPFA daily copies of certain of its capital reports until the closing of the DEPFA Transaction. This allows First Albany Capital to maintain

Tentative Net Capital of less than $18,000,000 without breaching the Asset Purchase Agreement.
License Agreement
The DEPFA Waiver provides that DEPFA and the Company shall enter into a license agreement (the “License Agreement”) to allow the Company to operate under a trade name but continue to use the name “First Albany” in certain instances in the event the DEPFA Transaction closes before the Charter Amendment is approved at the special meeting or in the event the Charter Amendment is not approved at the special meeting. In such event, DEPFA will grant the Company a non-exclusive, royalty-free, non-transferable, non-sublicensable license of the common law trademark “First Albany” to allow the Company to continue to use the name “First Albany” in any context where use of the Company’s official corporate name is required by applicable law and where the Company must use the name in order to identify itself in the ordinary conduct of its business. If the Charter Amendment is not effected within sixty days following the closing of the DEPFA Transaction, then the Company will pay DEPFA an annual royalty fee of $50,000 until the License Agreement terminates in accordance with its terms.
Voting Agreement
As a condition to the DEPFA Waiver, DEPFA and MatlinPatterson FA Acquisition LLC, a Delaware limited liability company (“MatlinPatterson”) entered into a voting agreement (the “Voting Agreement”) dated as of June 29, 2007. As previously announced, MatlinPatterson entered into an investment agreement with the Company on May 14, 2007 pursuant to which MatlinPatterson agreed to purchase 33,333,333 newly-issued shares of the Company’s common stock (subject to upward adjustment) in a private placement for $50 million (the “MatlinPatterson Transaction”). Pursuant to the Voting Agreement, MatlinPatterson agreed to vote its shares of the Company’s common stock in favor of the Charter Amendment and not to solicit, encourage or recommend to other shareholders of the Company that they vote their shares of common stock in any contrary manner or they not vote their shares of common stock at all.
The DEPFA Waiver does not constitute a waiver by DEPFA of any other provisions of the Asset Purchase Agreement.
Copies of the DEPFA Waiver, the License Agreement and the Voting Agreement are attached hereto as Exhibit 10.1 and incorporated herein by reference.
First Albany Waiver
On July 25, 2007, the Company and First Albany Capital entered into a Notice and Waiver Letter Agreement with DEPFA (the “First Albany Waiver”), pursuant to which the Company and First Albany Capital agreed to waive the provision in Section 4.1 of the Asset Purchase Agreement requiring the closing to be consummated on the third business day following satisfaction or waiver of the closing conditions in the Asset Purchase

Agreement and the Company and First Albany Capital agreed that the closing shall be consummated on the tenth business day following satisfaction or waiver of such conditions.
The Company and First Albany Capital also agreed to waive the provision in the Asset Purchase Agreement requiring DEPFA to offer to interview each employee in good standing in the Company’s Municipal Capital Markets Division with respect to a potential offer of employment, subject to DEPFA providing to each employee a standard form of job application and job description template to be returned to DEPFA. The First Albany Waiver also provides that DEPFA is permitted to assign the Asset Purchase Agreement to a wholly-owned subsidiary and change the name of such subsidiary to include the words “First Albany” effective at the close of business on the business day prior to closing and that DEPFA may communicate the scheduled date of the closing to third parties subject to certain conditions.
The First Albany Waiver does not constitute a waiver by the Company or First Albany Capital of any other provisions of the Asset Purchase Agreement.
A copy of the First Albany Waiver is attached hereto as Exhibit 10.2 and incorporated herein by reference.
Notice to Shareholders
In connection with the Charter Amendment requirement of Asset Purchase Agreement, the Company will prepare a proxy statement for the Company’s shareholders to be filed with the SEC. The proxy statement will contain information about the Company, the Charter Amendment and related matters. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE CHARTER AMENDMENT. In addition to receiving the proxy statement from the Company by mail, shareholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the SEC’s website ( http://www.sec.gov ) or, without charge, from the Company’s website at www.fac.com or by directing such request to First Albany Companies Inc., 677 Broadway, Albany, New York 12207, Attention: Investor Relations.
The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Charter Amendment. Information concerning the Company and its directors and executive officers is set forth in the Company’s proxy statement and Annual Report on Form 10-K previously filed with the SEC, and will be set forth in the proxy statement relating to the Charter Amendment when it becomes available.

Forward-Looking Statements
This report contains “forward-looking statements.” These statements are not historical facts but instead represent the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. The Company’s forward-looking statements are subject to various risks and uncertainties, including the conditions of the securities markets, generally, and acceptance of the Company’s services within those markets and other risks and factors identified from time to time in the Company’s filings with the SEC. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in its forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to update any of its forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Notice and Waiver Letter Agreement dated as of July 25, 2007 by and among First Albany Companies Inc., First Albany Capital Inc. and DEPFA BANK plc; Exhibit A: Form of License Agreement between DEPFA BANK plc and First Albany Companies Inc.; Exhibit B: Voting Agreement between DEPFA BANK plc and MatlinPatterson FA Acquisition LLC dated as of June 29, 2007.

10.2	Notice and Waiver Letter Agreement dated as of July 25, 2007 by and among DEPFA BANK plc, First Albany Companies Inc. and First Albany Capital Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ALBANY COMPANIES INC.
By:	/s/ C. Brian Coad
	Name:	C. Brian Coad
	Title:	Chief Financial Officer

Dated: July 31, 2007